Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO
TAX RECEIVABLE AGREEMENT

This AMENDMENT NO. 1 TO TAX RECEIVABLE AGREEMENT, dated as of May 27, 2015 (this “Amendment”), is entered into by and among Neff Corporation, a Delaware corporation (the “Corporation”), Neff Holdings LLC, a Delaware limited liability company (“Neff Holdings”), each of the Members (as defined in Section 1 below) as of the date hereof and the Management Representative (as defined in Section 1 below), on behalf of himself and each of the LLC Option Holders (as defined in Section 1 below), and amends that certain Tax Receivable Agreement, dated as of November 26, 2014 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “TRA”), by and among the Corporation, Neff Holdings, the Members, the LLC Option Holders and the Management Representative.

PRELIMINARY STATEMENTS

WHEREAS, the Corporation, Neff Holdings, the Members, the LLC Option Holders and the Management Representative have entered into the TRA;

WHEREAS, the Corporation and Neff Holdings desire to amend the TRA as set forth in Section 2 below to eliminate any benefit to the Members (including the LLC Option Holders) arising from and after the date of the TRA related to a Basis Adjustment or Reverse 704(c) Allocations arising from state, local or foreign taxes in order to relieve the substantial burden on the Corporation and Neff Holdings to calculate such benefit, and each of the Members and the LLC Option Holders are willing to forfeit such benefit to the extent set forth in Section 2 below;

WHEREAS, pursuant to Section 7.6 of the TRA, the TRA may be amended with the consent of each of the parties thereto;

WHEREAS, pursuant to Section 7.17(vi) of the TRA, each of the LLC Option Holders has appointed the Management Representative as attorney in fact with full power and authority to, among other things, amend the TRA; and

WHEREAS, the Members and the Management Representative, on behalf of himself and the several LLC Option Holders, are willing to consent to the amendments set forth in Section 2 below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Defined Terms; References.  Unless otherwise specifically defined herein, each capitalized term used herein that is not otherwise defined shall have the respective meaning assigned to such term in the TRA.  The provisions of Section 1.2 of the TRA are incorporated by reference herein, mutatis mutandis.  Each reference contained in the TRA to “hereof”, “hereunder”, “herein” and “hereby” shall, in each case after the Amendment No. 1 Effective Date (as defined in Section 3 of this Amendment), refer to the TRA as amended by this Amendment.

Section 2.                                          Amendments.  Upon the Amendment No. 1 Effective Date, with effect from November 26, 2014:

(a)                                 Section 1.1 of the TRA is hereby amended as follows:

(i)                                     In the definition of “Basis Adjustment” appearing therein, deleting the phrase “and, in each case, the comparable sections of U.S. state and local tax law” in each of the two places that such phrase appears therein;

(ii)                                  Deleting the definition of “Covered Taxes” appearing therein in its entirety and inserting in lieu thereof the following:

“Covered Taxes” means U.S. federal income taxes and any interest related thereto.

(iii)                               In the definition of “Section 734(b) Distribution” appearing therein, deleting the parenthetical “(or any similar sections of U.S. state and local tax law)” that appears therein; and

(iv)                              In the definition of “Taxable Year” appearing therein, deleting the phrase “or comparable section of U.S. state and local tax law, as applicable” that appears therein; and

(b)                                 Section 2.1(c) of the TRA is hereby amended by deleting the phrase “(and applicable state and local income tax purposes)” that appears therein.

(c)                                  Section 3.1(b)(vi) of the TRA is hereby amended by deleting the phrase “and the principles of any similar provision of U.S. state and local law,” that appears therein.

Section 3.                                          Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) when, and only when, each of the Corporation, Neff Holdings, the Members as of the date hereof and the Member Representative shall have delivered to each of the other parties to the TRA (or in the case of the LLC Option Holders, to the Member Representative on their behalf) an original counterpart of this Amendment signed by such party or a facsimile or electronic (i.e., “.pdf” or “.tif”) copy of such signed original counterpart.

Section 4.                                          Certain Consequences Of Effectiveness.

(a)                                 Each of the Corporation and Neff Holdings hereby confirms that their respective obligations under the TRA continue in full force and effect and shall not be affected by this Amendment, except as expressly provided herein.

(b)                                 Upon the Amendment No. 1 Effective Date this Amendment shall constitute a part of the TRA and the rights and obligations of the parties to the TRA shall be governed by the TRA as amended hereby.  The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a waiver of, consent to, or a modification or amendment of, any right, power, or remedy of any

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Member or any LLC Option Holder under the TRA.  Except for the amendments to the TRA expressly set forth herein, the TRA shall remain unchanged and in full force and effect.  The amendments set forth in this Amendment shall (i) neither excuse future non-compliance with the TRA nor operate as a waiver of any default thereunder, (ii) not operate as a consent to any matter under the TRA except as expressly set forth herein and (iii) not be construed as an indication that the Members and the LLC Option Holders will agree to any other amendments or give any other consents or waivers with respect to the TRA that may be requested by the Corporation and Neff Holdings; it being understood that the agreement of any other amendments or giving of any other consents or waivers which may hereafter be requested by the Corporation and Neff Holdings remains in the sole and absolute discretion of the Members and the LLC Option Holders.

Section 5.                                          Severability.  In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 6.                                          Governing Law; Jurisdiction; Service of Process; Waiver of Jury Trial.  The provisions of Sections 7.4 and 7.8 of the TRA are incorporated by reference herein, mutatis mutandis.

Section 7.                                          Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Amendment by facsimile transmission or in electronic (i.e., “pdf” or “tif”) format shall be as effective as delivery of a manually signed counterpart of this Amendment.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CORPORATION:

NEFF CORPORATION

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Chief Financial Officer

NEFF HOLDINGS:

NEFF HOLDINGS LLC

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Chief Financial Officer

[Signature Page to TRA Amendment No. 1]

MEMBERS:

WAYZATA OPPORTUNITIES FUND II, L.P.

By:	WOF II GP, L.P., its General Partner

By:	WOF II GP, LLC, its General Partner

By:	/s/ Patrick J. Halloran
	Name:	Patrick J. Halloran
	Title:	Authorized Signatory

WAYZATA OPPORTUNITIES FUND OFFSHORE II, L.P.

By:	Wayzata Offshore II, LP, its General Partner

By:	/s/ Patrick J. Halloran
	Name:	Patrick J. Halloran
	Title:	Authorized Signatory

[Signature Page to TRA Amendment No. 1]

MEMBER REPRESENTATIVE, on behalf of himself and each of the LLC Option Holders listed below:

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Member Representative

LLC Option Holders:
•	John Anderson
•	Bryant Becton
•	James Continenza
•	Bobby Corner
•	Graham Hood
•	Jim Horn
•	Mark Irion
•	Henry Lawson
•	Steve Michaels
•	Brad Nowell
•	Tammy Parham
•	Paula Papamarcos
•	Wes Parks
•	Steven Settelmayer
•	Robert Singer
•	Tom Sutherland
* * *

[Signature Page to TRA Amendment No. 1]